Exhibit 99.1

CORONADO ACQUISITIONS, LLC
BALANCE SHEET
AS OF JUNE 30, 2009

June 30, 2009
ASSETS
CURRENT ASSETS
Cash	$-
Total current assets	-

FIXED ASSETS
Equipment, net	3,250,000

TOTAL ASSETS	$3,250,000

LIABILITIES AND MEMBERS' EQUITY:

CURRENT LIABILITIES:
Accounts payable	$-
Current portion of note payable	-
Total current liabilities	-

LONG TERM LIABILITIES
Note payable	3,250,000

TOTAL LIABILITIES	3,250,000

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY:
Members' investment	200
Retained earnings	(200)
TOTAL MEMBERS' EQUITY	0

TOTAL LIABILITIES AND MEMBERS' EQUITY	$3,250,000

The accompanying notes are an integral part of these  financial statements

CORONADO ACQUISITIONS, LLC
STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 6, 2009 (INCEPTION) TO JUNE 30, 2009
For the Period
March 6, 2009
(Inception) to
June 30, 2009
REVENUE
Income	$-
Total revenue	-

Costs of revenue	-

Gross profit	-

OPERATING EXPENSE	200

Loss from operations before interest income and	(200)
provision for (benefit from) income tax

Other income	-
Interest income	-
Income tax expense (benefit)	-

NET LOSS	$(200)

The accompanying notes are an integral part of these  financial statements

CORONADO ACQUISITIONS, LLC
STATEMENTS OF CASH FLOWS
FOR THE PERIOD MARCH 6, 2009 (INCEPTION) TO JUNE 30, 2009
For the Period
March 6, 2009
(Inception) to
June 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(200)
Adjustments to reconcile net income (loss) to net cash
used in operating activities:
Changes in current assets and liabilities:	-
Net cash used in operating activities	(200)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash used in investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from member shares	200
Net cash provided by financing activities	200

INCREASE (DECREASE) IN CASH	-

CASH, INCEPTION	-

CASH, END OF PERIOD	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES
Issuance of note payable in connection with purchase of equipment	$3,250,000

The accompanying notes are an integral part of these  financial statements

CORONADO ACQUISITIONS, LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

1.  ORGANIZATION AND BUSINESS OPERATIONS

Coronado Acquisitions, LLC (the “Company”) was formed in the State of Nevada on March 6, 2009, and that is the inception date. The Company is a Development Stage Company as defined by Statement of Financial Accounting Standard (SFAS) No. 7 "Accounting and Reporting for Development Stage Enterprises".

The Company is a development stage independent energy company formed for the purpose of engaging in the development, production, and marketing of oil & gas in North America through the application of engineering expertise, to enhance recovery and achieve the most effective results possible. Specifically, we intend to specialize in using modern secondary and tertiary recovery techniques on older, historically productive fields. Higher oil & gas prices, and advances in technology such as 3-D seismic acquisition and evaluation and carbon dioxide (CO2) injection, should enable us to capitalize on attractive sources of potential recoverable oil & gas.

The Company currently owns two drilling rigs consisting of a Spencer Harris 5000 Rig and a Cardwell Rig, both capable of medium depth drilling to approximately 6,500 feet. Subject to certain equipment upgrades being completed, our current business strategy is to continuously deploy the rigs in the field to generate daily lease revenue from third parties when not in use on properties we intend to acquire, and to ensure equipment availability for our own properties, when those properties are acquired.

The oil and natural gas industry is cyclical and, from time to time, there are shortages of drilling rigs, equipment, supplies or qualified personnel. During these periods, the costs of rigs, equipment and supplies may increase substantially and their availability may be limited. The higher prices of oil and natural gas during the last several years have resulted in shortages of drilling rigs, equipment and personnel, which have resulted in increased costs and shortages of equipment in program areas we operate.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America.

Interim Financial Statements

The accompanying unaudited interim financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC").  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.

CORONADO ACQUISITIONS, LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition in Financial Statements” which established that revenue can be recognized when persuasive evidence of an arrangement exists, the product has been shipped, all significant contractual obligations have been satisfied and collection is reasonably assured.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  Cash and cash equivalents are defined to include cash on hand and cash in the bank.

Advertising Costs

All advertising costs are charged to expense as incurred. There was no advertising expense for the period ended June 30, 2009.

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized thereon.  Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.  The range of estimated useful lives to be used to calculate depreciation for principal items of property and equipment are as follows:

Asset Category	Depreciation/ Amortization Period
Furniture and Fixtures	3 Years
Equipment	20 Years
Leasehold improvements	5 Years

CORONADO ACQUISITIONS, LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

Income Taxes

Deferred income taxes are recognized based on the provisions of SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109") for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company adopted this provision upon its inception.  Because the Company is not currently liable for taxes, the adoption of FIN 48 did not have a material impact on its consolidated results of operations or financial condition.

Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable.  It is reasonably possible that these assets could become impaired as a result of technology or other industry changes.  Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.  There was no impairment of long-lived assets as of June 30, 2009.

Recent Accounting Pronouncements

Recent accounting pronouncements that the Company has adopted or will be required to adopt in the future are summarized below.

Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles

In June 2009, the Financial Accounting Standards Board issued Statement “FASB” issued Statement No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” (“SFAS No. 168”).  SFAS No. 168 will become the single source of authoritative nongovernmental U.S. generally accepted accounting principles (“GAAP”), superseding existing FASB, American Institute of Certified Public Accountants (“AICPA”), Emerging Issues Task Force (“EITF”), and related accounting literature.  SFAS No. 168 reorganizes the thousands of GAAP pronouncements into roughly 90 accounting topics and displays them using a consistent structure.  Also included is relevant Securities and Exchange Commission guidance organized using the same topical structure in separate sections.  SFAS No. 168 will be effective for financial statements issued for reporting periods that end after September 15, 2009.  This statement will have an impact on the Company’s financial statements since all future references to authoritative accounting literature will be references in accordance with SFAS No. 168.

CORONADO ACQUISITIONS, LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

Subsequent Events

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events”.(“SFAS No. 165”) This Statement establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date and is effective for interim and annual periods ending after June 15, 2009.  The Company has adopted SFAS No. 165 for the interim filing period through June 30, 2009.   .

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued FSP FAS No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly". This FSP provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of activity for the asset or liability have significantly decreased. This FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP FAS No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. The implementation of FSP FAS No. 157-4 did not have a material on the Company’s financial position and results of operations.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued FSP FAS No. 115-2 and FAS No. 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments ". The objective of an other-than-temporary impairment analysis under existing U.S. generally accepted accounting principles (GAAP) is to determine whether the holder of an investment in a debt or equity security for which changes in fair value are not regularly recognized in earnings (such as securities classified as held-to-maturity or available-for-sale) should recognize a loss in earnings when the investment is impaired. An investment is impaired if the fair value of the investment is less than its amortized cost basis. FSP FAS No. 115-2 and FAS No. 124-2 is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. Earlier adoption for periods ending before March 15, 2009, is not permitted.  The implementation of FSP FAS No. 115-2 and FAS No. 124-2 did not have a material impact on the Company’s financial position and results of operations.

Interim Disclosures about Fair Value of Financial Instruments

In April 2009, the FASB issued FSP FAS No. 107-1 and APB No. 28-1, “Interim Disclosures about Fair Value of Financial Instruments". This FSP amends SFAS No. 107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP FAS No. 107-1 is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009.  The Company has adopted “FSP” No. SFAS 107-1 and APB 28-1 and is evaluating the effect it will have on its financial statements.

Amendments to the Impairment Guidance of EITF Issue No. 99-20

In January 2009, the FASB issued FSP Emerging Issues Task Force ("EITF") Issue No. 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20". This FSP amends the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an otherthan- temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. This Issue is effective for interim and annual reporting periods ending after December 15, 2008, and shall be applied prospectively. Retrospective application to a prior interim or annual reporting period is not permitted. The Company has adopted FSP EITF 99-20-1 since its inception.  The impact of this adoption did not have a material effect on the Company’s financial statements

CORONADO ACQUISITIONS, LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing

In June 2009, the FASB issued FSP Emerging Issues Task Force ("EITF") Issue No. 09-1, “Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing”. This Issue is effective for fiscal years beginning on or after December 15, 2009, and interim periods within those fiscal years for arrangements outstanding as of the beginning of those fiscal years. Share lending arrangements that have been terminated as a result of counterparty default prior to the effective date of this Issue but for which the entity has not reached a final settlement as of the effective date are within the scope of this Issue. This Issue requires retrospective application for all arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009. This Issue is effective for arrangements entered into on or after the beginning of the first reporting period that begins on or after June 15, 2009. Early adoption is not permitted. The Company currently has no such arrangements and does not anticipate that its adoption of FSP EITF 09-1 will have a material impact on its financial position and results of operations.

Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active

In October 2008, the FASB issued FSP FAS No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active.”  This FSP clarifies the application of SFAS No. 157, “Fair Value Measurements,” in a market that is not active.  The FSP also provides examples for determining the fair value of a financial asset when the market for that financial asset is not active.  FSP FAS No. 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued.  The Company has adopted FSP FAS No. 157-3 since its inception.    The impact of adoption was not material to the Company’s financial condition or results of operations.

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles.”  SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements.  SFAS No. 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles".  The implementation of this standard did not have a material impact on the Company's financial position and results of operations.

Determination of the Useful Life of Intangible Assets

In April 2008, the FASB issued FSP FAS No. 142-3, “Determination of the Useful Life of Intangible Assets”, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of intangible assets under SFAS No. 142 “Goodwill and Other Intangible Assets”.  The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of the expected cash flows used to measure the fair value of the asset under SFAS No. 141 (revised 2007) “Business Combinations” and other U.S. generally accepted accounting principles.    The Company has adopted FSP FAS No. 142-3 since its inception and does not expect that it will have a material impact on its financial statements.

Disclosure about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued SFAS No. 161, “Disclosure about Derivative Instruments and Hedging Activities, an amendment of SFAS No. 133.” This statement requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The Company has adopted SFAS No. 61 since its inception.  The Company currently has no such instruments and does not anticipate that its adoption of SFAS No.161 will have a material effect on the Company’s financial statements

CORONADO ACQUISITIONS, LLC
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

3.  PROPERTY AND EQUIPMENT

Property and equipment as of June 30, consisted of:

No depreciation has been recorded to date as the asset has not been placed into service as of June 30, 2009.

4.  NOTE PAYABLE

On May 31, 2009, the Company issued a non-interest bearing promissory note due December 31, 2012 in the amount of $3,250,000 payable to Capital Asset Lending, Inc., a California corporation, Westmoore Lending, LLC, a California limited liability company, and Westmoore Lending Opportunities, LLC, a California limited liability company.  The note was issued in connection with an Equipment Purchase Agreement whereby the Company purchased for $3,250,000 certain drilling rigs

With respect to the Note, the Company may, at its option, pay the principal amount of the Note in shares of a publicly listed company at the rate of one dollar and fifty-five cents ($1.55) per share provided that the public company is in current status with its SEC filing requirements and at the time of tender is quoted on the OTCBB.  The shares issued to the note holders shall be duly and validly issued and shall be fully paid and non-assessable.

5.  RELATED PARTY TRANSACTIONS

There are no related party transactions between the Managing Member and anyone who has done business with the Company.

6.   MEMBERHSIP INTEREST

On March 6, 2009, the Company entered into an Operating Agreement.  The agreement was entered into between the Company and the Member for the exclusive benefit of the Company, its Member, and their successors and assignees. The Member purchased 100% membership interest of the Company and provided $100 as the initial capital contribution.

7.  SUBSEQUENT EVENTS

On September 21, 2009, Universal Holdings, Inc. purchased 100% of the outstanding membership units of Coronado Acquisition, LLC from its sole member and unitholder, Michael Hlavsa (the “Unit Purchase Agreement”).  In connection with the Unit Purchase Agreement, Universal also agreed to convert a note that was issued by Coronado to certain noteholders on May 31, 2009 in the principal amount of $3,250,000 (the “Coronado Note”).  The Coronado Note was issued by Coronado to Matthew Jennings as agent for Capital Asset Lending, Inc., a California corporation, Westmoore Lending, LLC, a California limited liability company, and Westmoore Lending Opportunities, LLC, a California limited liability company (collectively, the “Coronado Noteholders”).  Pursuant to the terms of the Coronado Note, Coronado, at its option, may pay the principal amount [of $3,250,000] in shares of a publicly listed company at the rate of one dollar and fifty five cents per share provided the publicly traded company is in current status with its SEC filing requirements and at the time of tender is quoted on the OTCBB.  Accordingly, under the terms of the Coronado Note, Universal has agreed to issue an aggregate of 2,100,000 shares of its common stock, par value $0.0001 per share, to the Coronado Noteholders in full satisfaction of the Coronado Note.